                                                                   EXHIBIT 10(M)







                             THE EARL SCHEIB, INC.

                   1994 BOARD OF DIRECTORS STOCK OPTION PLAN

                                 JUNE 27, 1994

                               TABLE OF CONTENTS
                               -----------------

                                                          Page

ARTICLE I      Purpose....................................  1

ARTICLE II     Definitions................................  1

ARTICLE III    Shares Subject to Plan.....................  4

ARTICLE IV     Administration.............................  5

ARTICLE V      Eligibility................................  7

ARTICLE VI     Terms and Conditions of Options............  7

ARTICLE VII    Effect of Certain Changes.................. 12

ARTICLE VIII   Amendment and Termination.................. 14

ARTICLE IX     Issuance of Shares and Compliance
               with Securities Regulations   ............. 15

ARTICLE X      Application of Funds....................... 15

ARTICLE XI     Notice..................................... 16

ARTICLE XII    Term of Plan............................... 16

ARTICLE XIII   No Contract of Employment.................. 16

ARTICLE XIV    Effectiveness of the Plan.................. 17

                             THE EARL SCHEIB, INC.
                   1994 Board of Directors Stock Option Plan
                   -----------------------------------------

                                   ARTICLE I
                                   ---------

                                    Purpose
                                    -------

          The purpose of the Plan is to provide an additional incentive to certain Independent Directors who are making and can continue to make substantial contributions to the success of the Company and its Subsidiaries by providing such Independent Directors with an opportunity to acquire a proprietary interest in the Company through the grant and exercise of options to purchase shares of the Common Stock of the Company. It is the judgment of the Board that the acquisition of a proprietary interest in the Company by certain Independent Directors will increase their personal interest in the growth and progress of the Company, thereby promoting the interests of the Company and all its stockholders.

                                  ARTICLE II

                                  Definitions
                                  -----------

          The following words and terms as used herein shall have that meaning set forth therefor in this Article, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

          2.1  Board shall mean the Board of Directors of the Company.
               -----

          2.2  Code shall mean the Internal Revenue Code of 1986, as now in
               ----
effect or as hereafter amended.

          2.3  Committee shall mean the Compensation Committee of the Board.
               ---------

          2.4  Common Stock shall mean the shares of common stock, $1.00 par
               ------------
value, of the Company, and any other securities of the Company to the extent provided in Article VIII.

          2.5  Company shall mean Earl Scheib, Inc., a Delaware corporation, and
               -------
any successor to it.

          2.6  Disability shall have the meaning set forth in Section 22(e)(3)
               ----------
of the Code, as that section may be amended from time to time. The determination under the Plan that a Grantee's employment terminated as the result of Disability shall not be and shall not be construed as an admission by the Company of the Disability of the Grantee for any other purpose.

          2.7  Disinterested Person shall have the meaning set forth in Rule
               --------------------
16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as such rule may be amended from time to time, or any successor definition adopted by the Securities and Exchange Commission.

          2.8  Effective Date shall mean the day upon which the Plan is approved
               --------------
by the Board and subject to the provisions of Article XV.

          2.9  ERISA shall mean the Employee Retirement Income Security Act of
               -----
1974, as amended from time to time and any successor statute.

          2.10 Fair Market Value of Common Stock shall mean, at any date, the
               -----------------
value determined by the Board by any fair and reasonable means, including (i) if the shares of Common Stock are reported on the American Stock Exchange ("AMEX"), the last sale price reported on that day or, if there were no sales on that day, the mean of the closing bid and asked price for a share of Common Stock as of the date for which such value is determined; (ii) if shares of Common Stock are listed on one or more exchanges, the last sale on the exchange on which the shares of Common Stock are primarily listed and traded on that date or, if there were no sales on that date, the mean of the bid and asked prices for a share of Common Stock on that exchange at the close of business on that date; (iii) if shares of Common Stock are not reported on the AMEX or listed for trading on a national securities market but are traded in the domestic over-the-counter market, the mean of the closing bid and asked quotations for a share of Common Stock as of the date for which such value is being determined.

          2.11 Grantee shall mean an Independent Director who is granted an
               -------
Option by the Committee under this Plan.

          2.12 Independent Director shall mean a member of the Board who is not
               --------------------
an Employee.

          2.13 Option shall mean a Non-Statutory Stock Option.
               ------

          2.14 Option Agreement shall mean a written agreement evidencing the
               ----------------
right to purchase shares of Common Stock pursuant to the terms of this Plan which agreement shall be in the form described in Article VI.

          2.15 Plan shall mean The Earl Scheib, Inc. 1994 Board of Directors
               ----
Stock Option Plan, as set forth herein and as amended from time to time.

          2.16 Subsidiary shall mean any corporation that at the time qualifies
               ----------
as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code, as that section may be amended from time to time.

                                  ARTICLE III
                                  -----------

                            Shares Subject to Plan
                            ----------------------

          3.1  Number of Shares Available. The total number of shares of Common
               --------------------------
Stock which are available for granting Options hereunder shall be one hundred thousand (100,000) (subject to adjustment as provided below in Section 3.3 and in Article VII hereof).

          3.2  Source of Shares.  The shares of Common Stock issued upon the
               ----------------
exercise of an Option shall be made available, in the discretion of the Board, either from the authorized but unissued shares of Common Stock or from any outstanding shares of Common Stock which have been reacquired by the Company.

          3.3  Shares Subject to Expired Options.  In the event that any Option
               ---------------------------------
expires or otherwise terminates for any reason (whether such Option is vested or non-vested at the time of termination), without having been exercised in full, the unpurchased shares of Common Stock subject to that Option shall once again become available for the granting of Options.

                                  ARTICLE IV
                                  ----------

                                Administration
                                --------------

          4.1  Committee to Administer Plan.  The Board shall delegate the
               ----------------------------
exclusive control and management of the operations of the Plan to the Committee. The Board may, however, at any time or times either (i) terminate any such delegation of authority and assume the exclusive control and management of the Plan, or (ii) having terminated such a delegation of authority may again delegate the exclusive control and management of the Plan to the Committee; provided however, that in no event shall the Board assume the exclusive control and management of the Plan unless all members of the Board are Disinterested Persons. In the event that and for so long as this Plan is controlled and managed by the Board, the terms and provisions of this Plan, other than Sections 2.1, 2.3, 4.1, 4.2, shall be applied by substituting the term "Board" for "Committee" therein.

          4.2  Rules Applicable to the Committee.  The Committee is to comply
               ---------------------------------
with each of the following: (i) the Committee shall be composed of two or more members of the Board; (ii) all members of the Committee shall be Disinterested Persons; (iii) all vacancies occurring on the Committee shall be filled by appointment of the Board; (iv) the members of the Committee shall serve at the pleasure of the Board; (v) the Committee shall maintain written minutes of its proceedings; and (vi) a majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all the members, shall be the acts of the Committee.

          4.3  Interpretation of Plan.  The Committee shall interpret the Plan
               ----------------------
and from time to time may adopt such rules and regulations for carrying out the terms and purposes of the Plan and may take such other actions in the administration of the Plan as it deems advisable. The interpretation and construction by the Committee of any provisions of this Plan or any Option Agreement and the determination of any question arising under this Plan, any such rule or regulation, or any Option Agreement shall be final and binding on all persons interested in the Plan.

          4.4  Limited Liability.  Neither the Board nor any member of the
               -----------------
Committee shall be liable for any action or determination made in good faith with respect to the Plan.

                                   ARTICLE V
                                   ---------

                                  Eligibility
                                  -----------

          Each Independent Director shall be eligible to be granted an Option under this Plan.


                                  ARTICLE VI
                                  ----------

                        Terms and Conditions of Options
                        -------------------------------

          All Options granted under the Plan shall be evidenced by an Option Agreement which shall be in such form as the Committee may from time to time approve and shall be executed on behalf of the Company by one or more officers of the Company. Each such Option Agreement shall be subject to the terms and conditions of this Plan together with such other terms and conditions as the Committee may deem desirable and shall provide in substance as follows:

          6.1  Number of Shares and Purchase Price; Formula.  Each Independent
               --------------------------------------------
Director shall receive Options to purchase ten thousand (10,000) shares of Common Stock on the date this Plan is approved by a majority of the board of directors. In addition each person who becomes a director of the Company after such date and who is an Independent Director shall be eligible to participate in the Plan and shall automatically receive, by the date such person is elected to the Board an Option to purchase 10,000 shares. The price per share at which shares may be purchased pursuant to any Option stated under the Plan shall be the Fair Market Value on the date the Option is granted.

          6.2  Non-Transferability of Options.  Each Option Agreement shall
               ------------------------------
provide that the Option granted therein shall be non-transferable and non-assignable by the Grantee other than upon death as provided in Section 6.4 below and that during the lifetime of the Grantee such Option may be exercised only by the Grantee or such Grantee's legal representative.

          6.3  Maximum Term; Date of Exercise.  Each Option Agreement shall be
               ------------------------------
for a period of ten years. The Options shall vest as follows:

               -     50% two years after the date of grant
               -     75% three years after the date of grant
               -    100%  three years after the date of grant.

          6.4  Termination of Option.  In the event that a Grantee shall cease
               ---------------------
to be an Independent Director for any reason other than death, the Grantee shall have the right to exercise his or her Option at any time within three (3) months after such cessation as an Independent Director but only as to such number of shares of Common Stock as to which the Option was exercisable at the date of such cessation. Notwithstanding the provisions of the preceding sentence: (i) if cessation occurs by reason of the Disability of the Grantee, such three-month period shall be extended to one year; and (ii) if such cessation is at the request of the Board or by vote of the Company's stockholders for Substantial Cause (as that term is defined below), the Grantee's right to exercise the Option shall terminate at the time notice of termination is given by the Board to such Grantee. For purposes of this Section, the term "Substantial Cause" shall include: (i) the commission of a criminal act against, or in derogation of the interests of the Company or any of its Subsidiaries,
(ii) knowingly divulging confidential information about the Company or any of its Subsidiaries to a competitor or to the public; (iii) interference with the relationship between the Company or any of its Subsidiaries and any major customer; or (iv) the performance of any similar action that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interests of the Company or any of its Subsidiaries to constitute Substantial Cause for termination.

          If a Grantee dies while serving as an Independent Director or within three (3) months after cessation as an Independent Director (unless cessation occurs due to Substantial Cause, as defined above), his or her estate, personal representative or the person that acquires his or her Option by bequest or inheritance or by reason of such death shall have the right to exercise such Option before the date that such Option would otherwise terminate, but only as to the number of shares as to which such Option was exercisable on the date of death. In any such event, unless so exercised within the period as aforesaid, the Option shall terminate at the expiration of said period.

          6.5  Exercise of Options.  Each Option Agreement shall provide that
               -------------------
Options shall be exercised by delivering a written notice of exercise to the Company. Each such notice shall state the number of shares of Common Stock with respect to which the Option is being exercised and shall be signed by the person (or persons) exercising the Option and, in the event the Option is being exercised by any person other than the Grantee, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. The exercise price for each Option shall be paid in full for the number of shares of Common Stock specified in the notice by a certified or cashier's check or by transfer to the Company of shares of Common Stock valued for this purpose at their Fair Market Value, or a combination of both. In addition, a certified or cashier's check in full payment of the aggregate amount of any federal, state or local withholding taxes, if any, attributable to the transfer of stock pursuant to the exercise of the Option must accompany such notice.
          The date of exercise of an Option shall be the date on which written notice of exercise shall have been delivered to the Company, but the exercise of an Option shall not be effective until the person (or persons) exercising the Option shall have complied with all the provisions of the Option Agreement governing the exercise of the Option. The Company shall deliver as soon as practicable after receipt of notice and payment, certificates for the shares of Common Stock subject to the Option. No one shall be or be deemed to be the holder of any shares of Common Stock subject to an Option, or have any other rights as a stockholder, unless and until certificates for the shares of such Common Stock are issued to that person.

          6.6  Conditions on Right of Exercise.  The Option Agreement may
               -------------------------------
provide for such conditions on the right of exercise as the Committee, in its sole discretion, deems appropriate, which conditions may, without limitation, include condition based upon either (i) the completion of a further period of continued service as an Independent Director or (ii) the performance of the Company, of any Subsidiary or of any division thereof, or of the Grantee. Without limiting the foregoing, an Option Agreement may provide that the Committee may, in its sole discretion, terminate in whole or in part any portion of the Option which has not yet become exercisable if it determines that the Grantee is not satisfactorily performing the duties to which he or she was assigned on the date the Option was granted or duties of at least equal responsibility. The Committee shall have the right at any time or times to waive any condition on the exercise of any Option whenever it deems such a waiver to be appropriate.

                                  ARTICLE VII
                                  -----------

                           Effect of Certain Changes
                           -------------------------

          7.1  Anti-Dilution.  If there is any change in the number of shares of
               -------------
Common Stock through the declaration of stock dividends or through a recapitalization which results in stock splits or reverse stock splits, the Board shall make corresponding adjustments to the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options in order to appropriately reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares of Common Stock resulting from such adjustment shall be eliminated. Any determination made by the Board relating to such adjustments shall be final, binding and conclusive.

          7.2  Change in Par Value.  In the event of a change in the Common
               -------------------
Stock of the Company, as constituted as of the date of this Plan, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

          7.3  Mergers and Consolidations.  Notwithstanding the other Sections
               --------------------------
of this Article VII, upon the dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is the surviving corporation and the stockholders of the Company immediately prior to such transaction do not own at least eighty percent (80%) of the Company's Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is not the surviving corporation, or upon a sale of substantially all of the assets or eighty percent (80%) or more of the then outstanding shares of Common Stock of the Company to another corporation or entity, (any such reorganization, merger, consolidation, sale of assets, or sale of shares of Common Stock being hereinafter referred to as the "Transaction"), the Plan shall terminate; provided however, that

               (i) any Options theretofore granted and outstanding under the Plan shall become immediately exercisable in full and shall remain exercisable until the effective date of such Transaction;

              (ii) the termination of the Plan, and any exercise of any Option (to the extent that the holder's right to exercise such Option has been accelerated by the operation of Section 7.3(i)), shall be subject to and conditioned upon the consummation of the Transaction to which such termination and acceleration relates, and if, for any reason, such Transaction is abandoned, exercise of the Option shall be void and such Option shall thereafter be exercisable only as permitted by the Plan and the Option Agreement, which shall remain in full force and effect.


          7.4  Rights of Participants.  Except as hereinbefore expressly
               ----------------------
provided in this Article VII, the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

                                 ARTICLE VIII
                                 ------------

                           Amendment and Termination
                           -------------------------

          The Board shall have the right to suspend or terminate this Plan at any time. However, the provisions of this Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code, ERISA, or the rules thereunder, and further provided that, unless first approved by the stockholders of the Company, no amendment shall be made to the Plan (except to conform the Plan and the Option Agreements thereunder to changes in the Code or governing law) which: (i) materially modifies the eligibility requirements of Article V, (ii) increases the total number of shares of Common Stock which may be issued under the Plan, or (iii) otherwise materially increases the benefits accruing to Grantees under the Plan. No amendment to the Plan shall be made by the Board that materially changes the terms of the Plan so as to impair or adversely alter the rights of a Grantee or other Option holder without such person's consent.


                                  ARTICLE IX
                                  ----------

                       Issuance of Shares and Compliance
                          with Securities Regulations
                       ---------------------------------

          The obligation of the Company to sell and deliver the shares of Common Stock pursuant to Options granted under this Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, if deemed necessary or appropriate by the Board, to register the shares of Common Stock reserved for issuance upon exercise of Options under such Act.

                                   ARTICLE X
                                   ---------

                             Application of Funds
                             --------------------

          Any proceeds received by the Company as a result of the exercise of Options granted under the Plan may be used for any valid corporate purpose.

                                  ARTICLE XI
                                  ----------

                                    Notice
                                    ------

          Any notice to the Company required under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its offices at 8737 Wilshire Boulevard, Beverly Hills, California 90211, Attention: Chief Financial Officer.

                                  ARTICLE XII
                                  -----------

                                 Term of Plan
                                 ------------

          The Plan shall terminate ten (10) years from the date upon which it is approved by the stockholders of the Company or on such earlier date as may be determined by the Board. In any event, termination shall be deemed to be effective as of the close of business on the day of termination. No Options may be granted after such termination. Termination of the Plan, however, shall not affect the rights of Grantees under Options previously granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan until they lapse or terminate by their own terms and conditions.


                                 ARTICLE XIII
                                 ------------

                           No Contract of Employment
                           -------------------------

          Neither the adoption of this Plan nor the grant of any option shall be deemed to obligate the Company or any

Subsidiary to continue the employment of any Independent Director.

                                  ARTICLE XIV
                                  -----------

                           Effectiveness of the Plan
                           -------------------------

          The Plan shall become effective upon adoption by the Board; provided, however, that the Plan shall be submitted for approval by the holders of a majority of the voting stock of the Company at the Company's Annual Meeting of Stockholders to be held in 1994. In the event the stockholders shall fail to approve the Plan, it and all Options granted thereunder shall be and become null and void. Notwithstanding any other provision of the Plan to the contrary, no Options granted under the Plan may be exercised until after such stockholder approval.